EXHIBIT 10.3



                      GUARANTY AND CONTRIBUTION AGREEMENT

     This Guaranty and Contribution Agreement (this "Agreement") is made and entered into effective for all purposes as of the 26th day of June, 2001, by the parties signatory hereto or to an Accession Agreement (as hereinafter defined) (collectively, the "Guarantor" whether one or more) to and for the benefit of SOCIETE GENERALE, SOUTHWEST AGENCY, as Joint Book Runner and Administrative Agent (the "Administrative Agent"), BANK OF MONTREAL, CHICAGO BRANCH as Syndication Agent (the "Syndication Agent"), DEUTSCHE BANC ALEX. BROWN, as Joint Book Runner and Documentation Agent ("Documentation Agent"), and the banks and other lenders named in the Credit Agreement herein described.

                                 INTRODUCTION

     WHEREAS, this Agreement is given in connection with that certain Third Amended and Restated Senior Unsecured Credit Agreement dated as of June 26, 2001 ("Credit Agreement"), among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Borrower"), Administrative Agent, Syndication Agent, Documentation Agent and the banks and other lenders party thereto (collectively the "Banks");

     WHEREAS, pursuant to the Credit Agreement the Banks are making a loan (the "Loan") to Borrower as more specifically described therein;

     WHEREAS, the Borrower is the principal financing entity for capital requirements of its Subsidiaries, and from time to time the Borrower has made and will continue to make capital contributions and advances to its Subsidiaries, including the Subsidiaries which are or will become parties hereto. Other than the Parent, each Guarantor is a direct or indirect subsidiary of the Borrower. Each Guarantor will derive substantial direct and indirect benefit from the transactions contemplated by the Credit Agreement; and

     WHEREAS, the Banks have required the execution and delivery of this Agreement as a condition precedent to the execution of the Credit Agreement. The Banks would not be willing to execute the Credit Agreement in the absence of the execution and delivery by Guarantor of this Agreement.


                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in order to induce the Banks to make the Advances and the Issuing Bank to issue its Letters of Credit, each Guarantor hereby agrees as follows:

     Section 1.   Defined Terms. All terms used in this Agreement, but not
                  -------------
defined herein, shall have the meaning given such terms in the Credit
Agreement.

     Section 2.   Guaranty.  Each Guarantor hereby unconditionally
                  --------
and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of all obligations of the Borrower now or hereafter existing under the Credit Agreement, the Notes and any other Credit Document, whether for principal, interest, fees, expenses, or otherwise (such obligations being the "Guaranteed Obligations") and any and all expenses (including reasonable counsel fees and expenses) incurred by the Administrative Agent, the Syndication Agent, the Documentation Agent, or any Bank in enforcing any rights under this Agreement. Each Guarantor agrees that its guaranty obligation under this Agreement is a guarantee of payment, not of collection and that such Guarantor is primarily liable for the payment of the Guaranteed Obligations.

     Section 3.   Limit of Liability. Each Guarantor that is a
                  ------------------
Subsidiary of the Borrower shall be liable under this Agreement with respect to the Guaranteed Obligations only for amounts aggregating up to the largest amount that would not render its guaranty obligation hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any state law.

     Section 4.   Guaranty Absolute. Each Guarantor guarantees that the
                  -----------------
Guaranteed Obligations will be paid and performed strictly in accordance with the terms of the Credit Agreement, the other Credit Documents and the Participating Leases, as applicable, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Administrative Agent, the Syndication Agent, the Documentation Agent, the Banks or the Participating Lessees with respect thereto. The liability of each Guarantor under this Agreement shall be absolute and unconditional irrespective of:

     (a) any lack of validity or enforceability of the Credit Agreement, any other Credit Document, any Participating Lease or any other agreement or instrument relating thereto;

     (b) any change in the time, manner, or place of payment of, or in any other term of, any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from the Credit Agreement, any Credit Document or any Participating Lease;

     (c) any exchange, release, or nonperfection of any collateral, if applicable, or any release or amendment or waiver of or consent to departure from any other agreement or guaranty, for any of the Guaranteed Obligations; or

     (d) any other circumstances which might otherwise constitute a defense available to, or a discharge of the Borrower or a Guarantor.

     Section 5.   Continuation and Reinstatement, Etc. Each Guarantor
                  -----------------------------------
agrees that, to the extent that the Borrower makes payments to the Administrative Agent, the Syndication Agent, the Documentation Agent or any Bank or the Administrative Agent, the Syndication Agent, the Documentation Agent or any Bank receives any proceeds of any property of Borrower or any Guarantor and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. The Guarantor shall defend and indemnify the Administrative Agent, the Syndication Agent, the Documentation Agent and each Bank from and against any claim or loss under this Section 5 (including reasonable attorneys' fees and expenses) in the defense of any such action or suit.

     Section 6.   Certain Waivers.
                  ---------------

     6.01 Notice. Each Guarantor hereby waives promptness, diligence, notice
          ------
of acceptance, notice of acceleration, notice of intent to accelerate and any other notice with respect to any of the Guaranteed Obligations and this Agreement.

     6.02 Other Remedies. Each Guarantor hereby waives any requirement
          --------------
that the Administrative Agent, the Syndication Agent, the Documentation Agent or any Bank protect, secure, perfect, or insure any Lien or any Property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any collateral, if any, including any action required pursuant to a Legal Requirement.

     6.03 Waiver of Subrogation.
          ---------------------

     (a) Each Guarantor hereby irrevocably waives, until payment in full of all Guaranteed Obligations and termination of all Commitments, any claim or other rights which it may acquire against the Borrower that arise from such Guarantor's obligations under this Agreement or any other Credit Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. ss.509, or otherwise), reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of the Administrative Agent, the Syndication Agent, the Documentation Agent or any Bank against the Borrower or any collateral which the Administrative Agent, the Syndication Agent, the Documentation Agent or any Bank now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full and all of the Commitments terminated, such amount shall be held in trust for the benefit of the Administrative Agent, the Syndication Agent, the Documentation Agent or any Bank and shall promptly be paid to the Administrative Agent for the benefit of Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks to be applied to the Guaranteed Obligations, whether matured or unmatured, as the Administrative Agent may elect. Each Guarantor acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Agreement and that the waiver set forth in this Section 6.03(a) is knowingly made in contemplation of such benefits.

     (b) Each Guarantor further agrees that it will not enter into any agreement providing, directly or indirectly, for any contribution, reimbursement, repayment, or indemnity by the Borrower or any other Person on account of any payment by such Guarantor to the

Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks under this Agreement.

     Section 7.   Representations and Warranties. Each Guarantor hereby
                  ------------------------------
represents and warrants as follows:

     7.01 Corporate Authority. Such Guarantor is either a corporation,
          -------------------
limited liability company, limited partnership or trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. The execution, delivery and performance by such Guarantor of this Agreement are within such Guarantor's organizational powers, have been duly authorized by all necessary organizational action and do not contravene
(a) such Guarantor's organizational authority or (b) any law or material contractual restriction affecting such Guarantor or its Property.

     7.02 Government Approval. No authorization or approval or other action by
          -------------------
and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by such Guarantor of this Agreement.

     7.03 Binding Obligations. This Agreement is the legal, valid and
          -------------------
binding obligation of such Guarantor enforceable against such Guarantor in accordance with its terms subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights (whether considered in a proceeding at law or in equity).

     Section 8.   Covenants. Each Guarantor will comply with all covenant
                  ---------
provisions of Article V and Article VI of the Credit Agreement to the extent such provisions are applicable.

     8.01 Additional Covenant. As soon as possible and in any event
          -------------------
within five days after the incurrence of any Indebtedness by the Parent or any Subsidiary of the Parent other than the Obligations or any other Indebtedness permitted under the Credit Agreement, the Parent shall notify the Administrative Agent in writing of such incurrence.

     Section 9.   Contribution. As a result of the transactions
                  ------------
contemplated by the Credit Agreement, each of the Guarantors will benefit, directly and indirectly, from the Guaranteed Obligations and in consideration thereof desire to enter into a contribution agreement among themselves as set forth in this Section 9 to allocate such benefits among themselves and to provide a fair and equitable arrangement to make contributions in the event any payment is made by any Guarantor hereunder to the Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks (such payment being referred to herein as a "Contribution," and for purposes of this Agreement, includes any exercise of recourse by the Administrative Agent against any Property of a Guarantor and application of proceeds of such Property in satisfaction of such Guarantor's obligations under this Agreement). The Guarantors hereby agree as follows:



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

     9.01 Calculation of Contribution. In order to provide for just and
          ---------------------------
equitable contribution among the Guarantors in the event any Contribution is made by a Guarantor (a "Funding Guarantor"), such Funding Guarantor shall be entitled to a contribution from certain other Guarantors for all payments, damages and expenses incurred by that Funding Guarantor in discharging any of the Guaranteed Obligations, in the manner and to the extent set forth in this Section. The amount of any Contribution under this Agreement shall be equal to the payment made by the Funding Guarantor to the Administrative Agent or any other beneficiary pursuant to this Agreement and shall be determined as of the date on which such payment is made.

     9.02 Benefit Amount Defined. For purposes of this Agreement, the
          ----------------------
"Benefit Amount" of any Guarantor as of any date of determination shall be the net value of the benefits to such Guarantor and all of its Subsidiaries (including any Subsidiaries which may be Guarantors) from extensions of credit made by the Banks to the Borrower under the Credit Agreement and the benefit of entering into the Participating Leases; provided, that in determining the contribution liability of any Guarantor which is a Subsidiary to its direct or indirect parent corporation or of any Guarantor to its direct or indirect Subsidiary, the Benefit Amount of such Subsidiary and its Subsidiaries, if any, shall be subtracted in determining the Benefit Amount of the parent corporation. Such benefits shall include benefits of funds constituting proceeds of Advances made to the Borrower by the Banks which are in turn advanced or contributed by the Borrower to such Guarantor or its Subsidiaries and benefits of Letters of Credit issued pursuant to the Credit Agreement on behalf of, or the proceeds of which are advanced or contributed or otherwise benefit, directly or indirectly, such Guarantor and its Subsidiaries (collectively, the "Benefits"). In the case of any proceeds of Advances or Benefits advanced or contributed to a Person (an "Owned Entity") any of the equity interests of which are owned directly or indirectly by a Guarantor, the Benefit Amount of a Guarantor with respect thereto shall be that portion of the net value of the benefits attributable to Advances or Benefits equal to the direct or indirect percentage ownership of such Guarantor in its Owned Entity.

     9.03 Contribution Obligation. Each Guarantor shall be liable to a
          -----------------------
Funding Guarantor in an amount equal to the greater of (A) the (i) ratio of the Benefit Amount of such Guarantor to the total amount of Guaranteed Obligations, multiplied by (ii) the amount of Guaranteed Obligations paid by such Funding Guarantor and (B) 95% of the excess of the fair saleable value of the property of such Guarantor over the total liabilities of such Guarantor (including the maximum amount reasonably expected to become due in respect of contingent liabilities) determined as of the date on which the payment made by a Funding Guarantor is deemed made for purposes of this Agreement (giving effect to all payments made by other Funding Guarantors as of such date in a manner to maximize the amount of such contributions).

     9.04 Allocation. In the event that at any time there exists more
          ----------
than one Funding Guarantor with respect to any Contribution (in any such case, the "Applicable Contribution"), then payment from other Guarantors pursuant to this Agreement shall be allocated among such Funding Guarantors in proportion to the total amount of the Contribution made for or on account of the Borrower by each such Funding Guarantor pursuant to the Applicable Contribution. In the event that at any time any Guarantor pays an amount under this Agreement in excess of the amount calculated pursuant to clause (A) of Subsection 9.03 above, that Guarantor shall be deemed to be a Funding Guarantor to the extent of such excess and shall be entitled to contribution from the other Guarantors in accordance with the provisions of this Section.

     9.05 Subsidiary Payment. The amount of contribution payable under this
          ------------------
Section by any Guarantor shall be reduced by the amount of any contribution paid hereunder by a Subsidiary of such Guarantor.

     9.06 Equitable Allocation. If as a result of any reorganization,
          --------------------
recapitalization, or other corporate change in the Borrower or any of its Subsidiaries, or as a result of any amendment, waiver or modification of the terms and conditions of other Sections of this Agreement or the Guaranteed Obligations, or for any other reason, the contributions under this Section become inequitable as among the Guarantors, the Guarantors shall promptly modify and amend this Section to provide for an equitable allocation of contributions. Any of the foregoing modifications and amendments shall be in writing and signed by all Guarantors.

     9.07 Asset of Party to Which Contribution is Owing. The Guarantors
          ---------------------------------------------
acknowledge that the right to contribution hereunder shall constitute an asset in favor of the Guarantor to which such contribution is owing.

     9.08 Subordination. No payments payable by a Guarantor pursuant to
          -------------
the terms of this Section 9 shall be paid until all amounts then due and payable by the Borrower to any Bank, pursuant to the terms of the Credit Documents, are paid in full in cash. Nothing contained in this Section 9 shall affect the obligations of any Guarantor to any Bank under the Credit Agreement or any other Credit Documents.

     Section 10.   Miscellaneous.
                   -------------

     10.01 Addresses for Notices. All notices and other communications
           ---------------------
provided for hereunder shall be in writing, including telegraphic communication and delivered or teletransmitted to the Administrative Agent, as set forth in the Credit Agreement and to each Guarantor, at the address set forth under such Guarantor's signature hereto or in the Accession Agreement executed by such Guarantor, or to such other address as shall be designated by any Guarantor or the Administrative Agent in written notice to the other parties. All such notices and other communications shall be effective when delivered or teletransmitted to the above addresses.

     10.02 Amendments, Etc. No waiver of any provision of this Agreement
           ---------------
nor consent to any departure by any Guarantor therefrom shall be effective unless the same shall be in writing and signed by the Administrative Agent, the Required Lenders and the Borrower and no amendment of this Agreement shall be effective unless the same shall be in writing and signed by each Guarantor and the Administrative Agent, with the consent of the Required Lenders; provided that any amendment or waiver releasing any Guarantor from any liability hereunder shall be signed by all the Banks; and provided further that any waiver or
                                      ----------------
consent shall be effective only in the specific instance and for the specific purpose for which given. Notwithstanding the foregoing, in the event that any Subsidiary or Affiliate of the Borrower hereafter is required in accordance with the terms of the Credit Agreement or otherwise agrees to become a guarantor of the Borrower's obligations under the Credit Documents, then such Subsidiary or Affiliate may become a party to this Agreement by executing an Accession Agreement ("Accession Agreement") in the form attached hereto as Annex 1 and each Guarantor and the Administrative Agent hereby agrees that
-------
upon such Subsidiary's or Affiliate's execution of such Accession Agreement, this Agreement shall be deemed to have been amended to make such Person a Guarantor hereunder for all purposes and a party hereto and no signature is required on behalf of the other Guarantors or the Administrative Agent to make such an amendment to this Agreement effective.

     10.03 No Waiver; Remedies. No failure on the part of Administrative
           -------------------
Agent, the Syndication Agent, the Documentation Agent or any Bank to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

     10.04 Right of Set-Off. Upon the occurrence and during the
           ----------------
continuance of any Event of Default, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks are hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by the Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks to the account of any Guarantor against any and all of the obligations of such Guarantor under this Agreement, irrespective of whether or not the Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks shall have made any demand under this Agreement and although such obligations may be contingent and unmatured. The Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks agree promptly to notify each Guarantor affected by any such set-off after any such set-off and application made by the Administrative Agent, the Syndication Agent, the Documentation Agent or the Banks provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks under this Section 10.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Administrative Agent, the Syndication Agent, the Documentation Agent and the Banks may have.

     10.05 Continuing Guaranty; Transfer of Interest. This Agreement
           -----------------------------------------
shall create a continuing guaranty and shall (a) remain in full force and effect until payment in full and termination of the Guaranteed Obligations,
(b) be binding upon each Guarantor, its successors and assigns, and (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent, the Syndication Agent, the Documentation

Agent and the Banks and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause, when any Bank assigns or otherwise transfers any interest held by it under the Credit Agreement or other Credit Document to any other Person pursuant to the terms of the Credit Agreement or other Credit Document, that other Person shall thereupon become vested with all the benefits held by such Bank under this Agreement. Upon the payment in full and termination of the Guaranteed Obligations, the guaranties granted hereby shall terminate and all rights hereunder shall revert to each Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, the Administrative Agent will, at each Guarantor's expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination.

     10.06 GOVERNING LAW. ANY DISPUTE BETWEEN THE GUARANTOR, ANY AGENT,
           -------------
ANY BANK, OR ANY INDEMNITEE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS, AND WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING, WITHOUT LIMITATION, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO THE CONFLICTS OF LAWS PROVISIONS) OF THE STATE OF NEW YORK.

     10.07 CONSENT TO JURISDICTION; SERVICE OF PROCESS; JURY TRIAL.
           -------------------------------------------------------

     (A)  EXCLUSIVE JURISDICTION. EXCEPT AS PROVIDED IN SUBSECTION (B),
          ----------------------                        --------------
EACH OF THE PARTIES HERETO AGREES THAT ALL DISPUTES AMONG THEM ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE OTHER CREDIT DOCUMENTS WHETHER ARISING IN CONTRACT, TORT, EQUITY, OR OTHERWISE, SHALL BE RESOLVED EXCLUSIVELY BY STATE OR FEDERAL COURTS LOCATED IN NEW YORK, NEW YORK, BUT THE PARTIES HERETO ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF NEW YORK, NEW YORK. EACH OF THE PARTIES HERETO WAIVES IN ALL DISPUTES BROUGHT PURSUANT TO THIS SUBSECTION (A)
                                                               --------------
ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT CONSIDERING THE DISPUTE.

     (B)  OTHER JURISDICTIONS. THE GUARANTOR AGREES THAT ANY AGENT, ANY
          -------------------
BANK OR ANY INDEMNITEE SHALL HAVE THE RIGHT TO PROCEED AGAINST THE GUARANTOR OR ITS PROPERTY IN A COURT IN ANY LOCATION TO ENABLE SUCH PERSON TO (1) OBTAIN PERSONAL JURISDICTION OVER THE GUARANTOR OR (2) ENFORCE A JUDGMENT OR OTHER COURT ORDER ENTERED IN FAVOR OF SUCH PERSON. THE GUARANTOR AGREES THAT IT WILL NOT

ASSERT ANY PERMISSIVE COUNTERCLAIMS IN ANY PROCEEDING BROUGHT BY SUCH PERSON TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF SUCH PERSON. THE GUARANTOR WAIVES ANY OBJECTION THAT IT MAY HAVE TO THE LOCATION OF THE COURT IN WHICH SUCH PERSON HAS COMMENCED A PROCEEDING DESCRIBED IN THIS
SUBSECTION (B).
--------------

     (C)  SERVICE OF PROCESS. THE GUARANTOR WAIVES PERSONAL SERVICE OF
          ------------------
ANY PROCESS UPON IT AND IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY WRITS, PROCESS OR SUMMONSES IN ANY SUIT, ACTION OR PROCEEDING BY THE MAILING THEREOF BY ANY AGENT OR THE BANKS BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE GUARANTOR ADDRESSED AS PROVIDED HEREIN. NOTHING HEREIN SHALL IN ANY WAY BE DEEMED TO LIMIT THE ABILITY OF ANY AGENT OR THE BANKS TO SERVE ANY SUCH WRITS, PROCESS OR SUMMONSES IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW. THE GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION (INCLUDING, WITHOUT LIMITATION, ANY OBJECTION OF THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS) WHICH IT MAY NOW OR HEREAFTER HAVE TO THE
           ----- --- ----------
BRINGING OF ANY SUCH ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH IN ANY JURISDICTION SET FORTH ABOVE.

     (D)  WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY
          --------------------
WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

     (E)  ADVICE OF COUNSEL. EACH OF THE PARTIES REPRESENTS TO EACH
          -----------------
OTHER PARTY HERETO THAT IT HAS DISCUSSED THIS AGREEMENT AND, SPECIFICALLY, THE PROVISIONS OF THIS SECTION 10.08, WITH ITS COUNSEL.
                   -------------

                             [INTENTIONALLY BLANK]




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

     Each Guarantor has caused this Agreement to be duly executed as of the date first above written.

                                      GUARANTORS:

                                      LASALLE HOTEL PROPERTIES, a Maryland real estate investment trust

                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger



                                      LHO MISSION BAY HOTEL, L.P.,
                                      a California limited partnership

                                      By:  LaSalle Hotel Operating Partnership,
                                           L.P., a Delaware limited
                                           partnership, its general partner

                                           By:  LaSalle Hotel Properties,
                                                its general partner

                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger

             Signature Page of Guaranty and Contribution Agreement

                                      LHO VIKING HOTEL, L.L.C.,
                                      a Delaware limited liability company

                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________

                                      Address: 4800 Montgomery Lane, Suite M25
                                               Bethesda, Maryland 20814
                                               Attn:    Mr. Hans S. Weger


             Signature Page of Guaranty and Contribution Agreement

                                      I & G CAPITOL, L.L.C.
                                      LHO WASHINGTON HOTEL ONE, L.L.C.
                                      LHO WASHINGTON HOTEL TWO, L.L.C.
                                      LHO WASHINGTON HOTEL THREE, L.L.C.
                                      LHO WASHINGTON HOTEL FOUR, L.L.C.

                                      By:  LaSalle Hotel Operating Partnership,
                                           L.P., a Delaware limited partnership,
                                           its managing member

                                           By:  LaSalle Hotel Properties,
                                                its general partner

                                                By:____________________________
                                                Name:__________________________
                                                Title:_________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger




             Signature Page of Guaranty and Contribution Agreement

                                      LASALLE HOTEL LESSEE, INC.
                                      LASALLE WASHINGTON ONE LESSEE, INC.
                                      LASALLE WASHINGTON TWO LESSEE, INC.
                                      LASALLE WASHINGTON THREE LESSEE, INC.
                                      LASALLE WASHINGTON FOUR LESSEE, INC.


                                      By:______________________________________
                                      Name:____________________________________
                                      Title:___________________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger

             Signature Page of Guaranty and Contribution Agreement

                                      LHO WASHINGTON FIVE LESSEE, L.L.C.

                                      By:  LaSalle Hotel Lessee, Inc.,
                                           its managing member

                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

                                      Address:  4800 Montgomery Lane, Suite M25
                                                Bethesda, Maryland 20814
                                                Attn:    Mr. Hans S. Weger




             Signature Page of Guaranty and Contribution Agreement

                                    ANNEX 1
                      Guaranty and Contribution Agreement

                              ACCESSION AGREEMENT

_______________________ [NAME OF ENTITY], a [limited partnership/corporation] (the "Company"), hereby agrees with (i) SOCIETE GENERALE, SOUTHWEST AGENCY, as Administrative Agent (the "Administrative Agent") under the Third Amended and Restated Senior Unsecured Credit Agreement dated as of June 26, 2001 (the "Credit Agreement") among LASALLE HOTEL OPERATING PARTNERSHIP, L.P., a Delaware limited partnership, as the Borrower, the Administrative Agent, BANK OF MONTREAL, CHICAGO BRANCH as Syndication Agent, DEUTSCHE BANC ALEX. BROWN, as Joint Book Runner and Documentation Agent, and the Banks; (ii) the parties to the Environmental Indemnity Agreement (the "Environmental Indemnity") dated as of June 26, 2001 executed in connection with the Credit Agreement, (iii) the parties to the Guaranty and Contribution Agreement (the "Guaranty") dated as of June 26, 2001 executed in connection with the Credit Agreement, as follows:

     The Company hereby agrees and confirms that, as of the date hereof, it
(a) intends to be a party to the Environmental Indemnity and the Guaranty and undertakes to perform all the obligations expressed therein, respectively, of an Indemnitor and a Guarantor (as defined in the Environmental Indemnity and the Guaranty, respectively), (b) agrees to be bound by all of the provisions of the Environmental Indemnity and the Guaranty as if it had been an original party to such agreements, (c) confirms that the representations and warranties set forth in the Environmental Indemnity and the Guaranty, respectively, with respect to the Company, a party thereto, are true and correct in all material respects as of the date of this Accession Agreement and (d) has received and reviewed copies of each of the Environmental Indemnity and the Guaranty.

     For purposes of notices under the Environmental Indemnity and the Guaranty the address for the Company is as follows:

         Attention:___________________________________
         Telephone:___________________________________
         Telecopy:____________________________________

     This Accession Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     IN WITNESS WHEREOF this Accession Agreement was executed and delivered as of the ___ day of __________________, _____.

                                      [NAME OF ENTITY]



                                      _________________________________________
                                      By:______________________________________
                                      Title:___________________________________